                                                                  EXHIBIT 10.10

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                         ASSIGNMENT OF LEASES AND INCOME

                            dated as of March 1, 2000
                                 by and between

                               AES RED OAK, L.L.C.

                                 (as "ASSIGNOR")

                                      -and-

                    THE BANK OF NEW YORK, as Collateral Agent

                                 (as "ASSIGNEE")

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                      This instrument was prepared by, and
                       after recording please return to:

                               Stephanie Ray, Esq.
                       WINTHROP, STIMSON, PUTNAM & ROBERTS
                             One Battery Park Plaza
                          New York, New York 10004-1490

     THIS ASSIGNMENT OF LEASES AND INCOME (the "ASSIGNMENT"), made as of the 1st day of March, 2000, by AES RED OAK, L.L.C. a Delaware limited liability company, having an address at c/o The AES Corporation, 1001 North 19th Street, Arlington, Virginia 22209 ("ASSIGNOR"), to THE BANK OF NEW YORK ("BNY"), a bank organized and existing under the laws of the State of New York and having an address 101 Barclay Street, Floor 21W, New York, New York 10286, not individually but solely in its capacity as collateral agent for the benefit of and on behalf of the Senior Parties (as hereinafter defined) under the Collateral Agency Agreement (as hereinafter defined) (together with its permitted successors and assigns, "ASSIGNEE").

                              W I T N E S S E T H:
                              - - - - - - - - - -

     A. Assignor, pursuant to the terms of that certain deed from Forest View Industrial Park, Inc. ("FOREST VIEW") to Assignor, dated February 23, 2000 (the "DEED"), is the fee owner of the property located in the Borough of Sayreville, Middlesex County, New Jersey, more particularly described in EXHIBIT A attached hereto and made a part hereof (the "SITE"), which Deed was recorded in the Office of the Clerk of Middlesex County, New Jersey (the "REGISTER'S OFFICE") on February 24, 2000 in Miscellaneous, Book 4748, Page 548.

     B. Assignor, pursuant to the Deed, is the holder of (i) a certain access easement to Jernee Mill Road (the "ACCESS EASEMENT"), which Access Easement was originally granted by Pfizer Inc. to Forest View pursuant to an Easement dated June 22, 1989 and recorded in the Register's Office on June 22, 1989 in Deed Book 3789, Page 213, affecting the property described in EXHIBIT B attached hereto and made a part hereof (the "ACCESS EASEMENT PREMISES"), and (ii) two (2) sight triangle easements (the "SIGHT TRIANGLE EASEMENTS"), which Sight Triangle Easements were originally granted by Pfizer Inc. to Forest View pursuant to an Easement dated June 22, 1989 and recorded in the Register's Office on June 22, 1989 in Deed Book 3789, Page 227, affecting the property described in EXHIBIT C attached hereto and made a part hereof (the "SIGHT TRIANGLE EASEMENTS PREMISES") (the "ACCESS EASEMENT PREMISES" together with the "SIGHT TRIANGLE EASEMENTS PREMISES," collectively, the "EASEMENT PREMISES").

     C. Assignor, pursuant to the terms of that certain Ground Lease Agreement dated as of March 1, 2000 (as amended, modified or otherwise supplemented form time to time the "SITE LEASE") between Assignor, as ground lessor, and AES Urban Renewal Corporation, as ground lessee (the "SITE GROUND LESSEE" or "AES URC"), has leased to AES URC (i) the Site, (ii) the Access Easement and the Sight Triangle Easements, and (iii) all of Assignor's rights under that certain License Agreement for Utility Lines Occupation dated February 23, 2000 between Consolidated Rail Corporation and Assignor affecting the real property described in EXHIBIT D attached hereto and made a part hereof. A memorandum of Site Lease was delivered to the Register's Office for recording immediately prior to the recordation of this Assignment;

     D. AES URC, as ground lessee, intends to construct a portion of the Facilities (as hereinafter defined) on the Site (such portion, the "URC FACILITY").

     E. AES URC, pursuant to that certain Sublease Agreement dated as of March 1, 2000 (as amended, modified or otherwise supplemented form time to time, the "SITE SUBLEASE") between AES URC, as ground sublessor, and Assignor, as ground sublessee, has subleased the Site and the URC Facility to Assignor. A Memorandum of Sublease was delivered to the Register's Office for recording prior to the recordation of this Assignment.

     F. Assignor granted to Assignee a security interest in and to the Site, the Facilities, the Easement Facilities and the Easement Premises (the "PREMISES") pursuant to the terms of that certain Mortgage, Security Agreement and Assignment of Leases and Income, dated the date hereof, between Assignee, as mortgagee, and Assignor, as mortgagor, (as amended, modified or supplemented from time to time, the "MORTGAGE"). Assignor granted the Mortgage to Assignee as security for Assignor's obligations under the Trust Indenture dated as of March 1, 2000 between Assignor and The Bank Of New York, as trustee, and The Bank of New York, as depository bank (the "INDENTURE"), the Collateral Agency and Intercreditor Agreement dated as of March 1, 2000, among Assignor, BNY and Dresdner Bank AG acting through its New York Branch (the "COLLATERAL AGENCY AGREEMENT"), the DSR LOC Reimbursement Agreement (as hereinafter defined), the PPA LOC Reimbursement Agreement (as hereinafter defined) and the Working Capital Agreement, including, without limitation, repayment of securities (the "SECURITIES") issued pursuant to the terms of the Indenture.

     G. As further security, Assignor has, INTER ALIA, agreed to assign all of its right, title and interest in the Leases (as hereinafter defined) and its right to receive Income (as hereinafter defined) to Assignee pursuant to the terms of this Assignment.

     Any capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Mortgage or, if not defined therein, as defined in the Indenture.

     NOW, THEREFORE, in consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are conclusively acknowledged and in order to secure the payment of the Secured Obligations, including without limitation the repayment of the Securities, Assignor does hereby assign, transfer and set over to Assignee, its successors and permitted assigns, all of the right, title and interest of Assignor in and to:

          a. any lease, sublease, rental agreement, occupancy agreement, license, franchise or concession agreement or any other form of agreement however denominated, written or oral, affecting the Mortgaged Property, or any part thereof, including without limitation the Project Contracts now or hereafter entered into and all modifications, amendments, renewals, extensions, replacements, guarantees and other agreements affecting the same (collectively, the "LEASES"); and

          b. any and all rents, issues and profits of the Mortgaged Property, including without limitation the Project Revenues (collectively, "INCOME").

     Section 1. NATURE OF ASSIGNMENT. The assignment contained in the foregoing PARAGRAPHS A and B shall be fully operative and create, and are intended and shall be construed to create an absolute assignment for security purposes without any further action on the part of either party.

     Section 2. REVOCABLE LICENSE. Assignee hereby gives Assignor a revocable license to collect the Income and to retain, use and enjoy the same and to exercise the rights granted herein. The license herein granted may be revoked by Assignee by written notice to Assignor upon the occurrence and during the continuance of any Event of Default.

     Section 3. ASSIGNEE'S RIGHTS AND REMEDIES. Upon the occurrence and during the continuance of any Event of Default under this Assignment or any other Financing Document, Assignee shall have all of the rights, remedies and benefits granted to it under the Mortgage with respect to the Leases and Income, it being agreed and understood that for purposes of this SECTION 3, (i) the term "Mortgaged Property" as used in the Mortgage includes the Site, the Facilities, the Easement Premises, the Leases and Income, (ii) references therein to "Mortgagor" shall be deemed to be references to Assignor and (iii) references therein to "Mortgagee" shall be deemed to be references to Assignee.

     Section 4. RIGHTS IN RESPECT OF THE MORTGAGED PROPERTY. If a Trigger Event shall have occurred and be continuing and Assignee shall have received the Senior Party Certificates from the Required Senior Parties pursuant to Section 2.3(a) of the Collateral Agency Agreement, and in addition to the right to collect, use and apply Income as more fully described in SECTION 5 below, and whether or not foreclosure has or shall have been instituted, Assignee shall have the unqualified and absolute right to enter upon and take possession of, and manage and operate, any part of or all of the Mortgaged Property and to carry on the business and exercise the rights and powers of Assignor with respect to the Mortgaged Property.

     Section 5. RIGHTS IN RESPECT OF INCOME. If a Trigger Event shall have occurred and be continuing and Assignee shall have received the Senior Party Certificates from the Required Senior Parties pursuant to Section 2.3(a) of the Collateral Agency Agreement, Assignee shall have the unqualified and absolute right, whether or not Assignee takes possession of the Mortgaged Property but subject to the provisions of Section 7.2 of the Mortgage, to receive the Income and to use and apply the Income in accordance with the terms of the Indenture provided that Assignee shall first have the right to apply Income to (i) the operation and maintenance of the Mortgaged Property (as more fully described in SECTION 4 above) and (ii) the payment of the Secured Obligations until the same have been repaid in full.

     Section 6. RELEASE. Assignee shall not, if in fact it chooses to exercise any or all of the rights given to Assignee in SECTIONS 4 and 5 (collectively, the "RIGHTS"), be liable to Assignor for any act done or anything omitted to be done by it in good faith in connection with the management or operation of the Mortgaged Property, except for the consequences of its own gross negligence or willful misconduct.

     Section 7. POWER OF ATTORNEY. Assignor hereby irrevocably constitutes and appoints Assignee (acting itself or by its agents, servants or attorneys, or by such officers or agents as it may appoint, or by a court-appointed receiver) its true and lawful attorney and agent, coupled with an interest, to undertake and execute, if a Trigger Event shall have occurred and be continuing and Assignee shall have received the Senior Party Certificates from the Required

Senior Parties pursuant to Section 2.3(a) of the Collateral Agency Agreement, any or all of the Rights with the same force and effect as if undertaken or executed by Assignor.

     Section 8. UNTIL AND UNLESS LICENSE REVOKED. Until and unless the license granted in SECTION 2 above is so revoked, Assignor agrees to collect and receive the Income and to apply the Income in accordance with the Indenture or otherwise to the payment of the Secured Obligations, and all expenses that Assignor may be authorized to make under this Assignment, the Mortgage or the other Financing Documents. In no event shall the execution and delivery of this Assignment or the exercise by Assignee (if Assignee so chooses) of any of the Rights, release Assignor from any of its obligations under any of the Leases or be deemed to be a waiver by Assignee or its successors and assigns of the right to enforce the Secured Obligations in strict accordance with the terms and provisions of this Assignment, the Mortgage and the other Financing Documents.

     Section 9. NO FURTHER ASSIGNMENT. Assignor covenants that so long as any of the Secured Obligations shall remain unpaid, Assignor will make no assignment, pledge or other disposition of, nor encumber, any of the Leases or the Income except as permitted under the terms of the Indenture.

     Section 10. SCHEDULE OF LEASES. At any time, and from time to time, on reasonable notice from Assignee, Assignor shall deliver to Assignee a schedule of all Leases then in effect, which schedule shall include such information as Assignee may reasonably request. If requested by Assignee, Assignor shall also deliver photocopies of all Leases accompanied by the certificate of Assignor that such copies are true and complete.

     Section 11. NOTICE TO TENANTS. Assignor, for the benefit of Assignee and each Tenant, hereby covenants and agrees that a notice in writing by Assignee to Tenants advising them that Assignor has suffered an Event of Default hereunder and requesting that all future payments of rent, additional rent or other charges under the Leases be made to Assignee (or its agent) or to accept performance by Assignee of Assignor's obligations under the Leases, as the case may be, shall be construed as conclusive authority to such Tenants that such payments are to be made to Assignee (or its agent) or such performance is to be accepted from Assignee (or its agent). Such Tenants shall be fully released and protected by Assignor in making such payments to or accepting such performance from Assignee (or its agent); and Assignor hereby waives any claims against such Tenants and irrevocably constitutes and appoints Assignee the attorney-in-fact and agent of Assignor, coupled with an interest, for the purpose of endorsing the consent of Assignor on any such notice.

     Section 12. ATTORNMENT BY TENANTS. In the event Assignee or its designee acquires the Premises pursuant to a foreclosure proceeding or a deed in lieu of foreclosure, each party under a Lease shall, at the option of Assignee, attorn to any Person succeeding to the interest of Assignor as a result of such action and shall recognize such Person in the place of Assignor under the applicable Lease without change in the terms or other provisions thereof. To the extent permitted by applicable Legal Requirements, such Person shall not be (i) liable for any act or omission of any Person preceding such Person under such Lease (including Assignor), (ii) subject to any offsets or defenses against any Person preceding such Person (including Assignor), or (iii) bound by (a) any payment of rent or additional rent made more than one month in advance of its due date (b) any obligation to make any payment to, or to undertake or complete any construction for, such tenant, or (c) any amendment or modification of any such Lease made without Assignee's consent and which, pursuant to the Financing Documents, required Assignee's consent. Each party to a Lease shall, upon request of Assignee or such Person, execute and deliver instruments confirming such attornment, but Assignor shall have no liability if such party fails to do so.

     Section 13. RIGHTS AND REMEDIES CUMULATIVE. The rights and remedies of Assignee hereunder are cumulative and are not in lieu of, but are in addition to, and shall not be affected by the exercise of, and may be exercised concurrently with, any other rights and remedies which Assignee shall have under or by virtue of law or equity, this Assignment or any other Financing Document.

     Section 14. ASSIGNMENT BY ASSIGNEE. Assignee may assign its interest in this Assignment to any subsequent holder of the Mortgage or to any party who acquires title to the Premises by foreclosure or pursuant to a deed in lieu thereof. No such party who acquires title to the Premises by foreclosure or deed in lieu thereof shall be liable to account to Assignor for any Income thereafter accruing.

     Section 15. EVENTS OF DEFAULT. Any "Event of Default" as defined under the Mortgage shall constitute an Event of Default hereunder.

     Section 16. NOTICES AND DELIVERIES. (a) MANNER OF DELIVERY. All notices, communications and materials (including all information) to be given or delivered pursuant to this Assignment shall be in writing (which shall include telex and telecopy transmissions);

     (b) All notices, communications and materials shall be given or delivered at the following respective addresses and telecopier and telephone numbers and to the attention of the following individuals or departments:

          (i)      if to Assignor, to it at:

                   AES Red Oak, L.L.C.
                   1001 North 19th Street
                   Arlington, VA 22209
                   Attention:  Project Manager
                   Telecopier/Telefax No.:  703-528-4510

                   with a copy to:

                   The AES Corporation
                   1001 North 19th Street
                   Arlington, Virginia 22209
                   Attention:  General Counsel

                   Telecopier/Telefax No.:  703-528-4510

          (ii)     if to Assignee, to it at:

                   The Bank of New York
                   101 Barclay Street
                   Floor 21W
                   New York, New York 10286
                   Attention:  Corporate Trust Administration
                   Telecopier/Telefax No.:  212-815-3878

or at such other address or telecopier number or telephone number or to the attention of such other individual or department as the party to which such information pertains may hereafter specify for the purpose in a notice to the other specifically captioned "Notice of Change of Address" given to (i) if the party to which such information pertains is the Assignor, the Assignee, and (ii) if the Party to which such information pertains is the Assignee, the Assignor.

     (c) EFFECTIVENESS. Each notice and communication and any material to be given or delivered hereunder shall be effective or deemed delivered or furnished
(i) if sent by certified mail, return receipt requested, on the third business day after such notice, communication or material, addressed as above provided, is delivered to the United States post office and a receipt thereof is issued thereby, (ii) if sent by any other means of physical delivery, when delivered to the address of the addressee addressed as above provided, and (iii) if sent by telecopier, when such notice, communication or material is transmitted to the appropriate telecopier number as above provided and is received at such number.

     Section 17. JUDICIAL PROCEEDINGS. WAIVER OF JURY TRIAL. Any judicial proceeding brought against any party with respect to this Agreement shall be brought in any court of competent jurisdiction in Middlesex County, New Jersey, and, by execution and delivery of this Agreement, each party, to the greatest extent permitted by applicable law, (i) accepts, generally and unconditionally, the nonexclusive jurisdiction of such courts and any related appellate court and irrevocably agrees to be bound by any judgment rendered thereby in connection with any such claim and (ii) irrevocably waives any objection it may now or hereafter have as to the venue of any such proceeding brought in such a court or that such a court is an inconvenient forum. ASSIGNOR IRREVOCABLY DESIGNATES, APPOINTS, AND EMPOWERS AND HEREBY CONFERS AN IRREVOCABLE SPECIAL POWER, AMPLE AND SUFFICIENT, TO CT CORPORATION SYSTEM, WITH OFFICES ON THE DATE HEREOF LOCATED IN 1633 BROADWAY, NEW YORK, NEW YORK, 10019, AS ITS DESIGNEE, APPOINTEE AND AGENT WITH RESPECT TO ANY ACTION OR PROCEEDING IN NEW JERSEY TO RECEIVE, ACCEPT AND ACKNOWLEDGE FOR, AND ON ITS BEHALF, AND IN RESPECT OF ITS PROPERTY, SERVICE OF ANY AND ALL LEGAL PROCESS, SUMMONS, NOTICES AND DOCUMENTS WHICH MAY BE SERVED IN ANY SUCH ACTION OR PROCEEDING AND AGREES THAT THE FAILURE OF SUCH AGENT TO GIVE ANY ADVICE OF ANY SUCH SERVICE OF PROCESS TO ASSIGNOR SHALL NOT IMPAIR OR AFFECT THE VALIDITY OF SUCH SERVICE OR OF ANY CLAIM BASED THEREON. IF FOR ANY REASON SUCH DESIGNEE, APPOINTEE AND AGENT SHALL CEASE TO BE AVAILABLE TO ACT AS SUCH, ASSIGNOR AGREES TO DESIGNATE A NEW DESIGNEE, APPOINTEE AND AGENT IN NEW JERSEY ON THE TERMS AND FOR THE PURPOSES OF THIS PROVISION SATISFACTORY TO THE ASSIGNEE. ASSIGNOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR

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PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL,
POSTAGE PREPAID TO ASSIGNOR, AT ITS ADDRESS SET FORTH IN SECTION 16, SUCH SERVICE TO BECOME EFFECTIVE ON THE THIRD (3RD) BUSINESS DAY AFTER SUCH MAILING. Nothing herein shall affect the right of Assignor or Assignee to serve process in any other manner permitted by law or shall limit the right of Assignor or Assignee to bring proceedings against the other in the courts of any other jurisdiction. ASSIGNOR AND ASSIGNEE DO EACH HEREBY KNOWINGLY, VOLUNTARILY, UNCONDITIONALLY, IRREVOCABLY AND INTENTIONALLY FOREVER WAIVE THE RIGHT TO A TRIAL BY JURY IN EVERY JURISDICTION IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY ASSIGNOR OR ASSIGNEE AGAINST THE OTHER OR THEIR RESPECTIVE SUCCESSORS OR ASSIGNS IN RESPECT OF ANY MATTER ARISING OUT OF, UNDER OR CONNECTED WITH (INCLUDING, WITHOUT LIMITATION, ANY ACTION TO RESCIND OR CANCEL THIS ASSIGNMENT AND ANY CLAIMS ASSERTING THAT THIS ASSIGNMENT WAS FRAUDULENTLY INDUCED OR ARE OTHERWISE VOID OR VOIDABLE) THIS ASSIGNMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF ANY PERSON OR ANY EXERCISE BY ANY PARTY OF THEIR RESPECTIVE RIGHTS UNDER THE FINANCING DOCUMENTS. THIS WAIVER OF THE RIGHT TO A JURY TRIAL IS A MATERIAL INDUCEMENT FOR ASSIGNEE TO ACCEPT THIS ASSIGNMENT.

     Section 18. NO WAIVER. A waiver of any right under this Assignment shall be effective only in the specific instance and for the specific purpose for which given. No election not to exercise, failure to exercise or delay in exercising any right, nor any course of dealing or performance, shall operate as a waiver of any right of Assignor or Assignee under this Assignment or Applicable Law, nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right of Assignor or Assignee hereunder or under Applicable Law.

     Section 19. FURTHER ASSURANCES. Assignor shall, at Assignor's sole cost and expense, and at the request of Assignee, do, execute, acknowledge and deliver all further acts, deeds, conveyances, mortgages, assignments, notices of assignment, transfers and assurances as Assignee shall from time to time reasonably require (i) for better assuring, conveying, assigning, transferring and confirming the Leases and Income unto Assignee in accordance with the terms of this Assignment and (ii) for carrying out the intention of this Assignment.

     Section 20. SUCCESSOR AND ASSIGNS. This Assignment is binding upon and inures to the benefit of Assignor and Assignee and each of their respective successors and assigns to the extent such assigns are permitted pursuant to the Mortgage and the Financing Documents.

     Section 21. AMENDMENTS. No change, amendment, modification, cancellation or discharge of this Assignment, or any part hereof, shall be valid unless in writing and signed by the party against whom enforcement of such change, amendment, modification, cancellation or discharge is sought.

     Section 22. CONFLICTS AND INCONSISTENCIES. In the event of any conflicts or inconsistencies among the terms of this Assignment and the Indenture or the Mortgage, the terms of the Indenture or Mortgage, as the case may be, shall govern and control.

     Section 23. SEVERABILITY. If any provision of this Assignment or the application thereof to any Person or circumstance shall to any extent be invalid or unenforceable, the remainder of this Assignment, or the application of such provision to Persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each provision of this Assignment shall be valid and enforceable to the fullest extent permitted by law.

     Section 24. CONTROLLING LAW. This Assignment shall be governed by, and construed and enforced in accordance with, the laws of the State of New Jersey.

     Section 25. TERMINATION. This Assignment shall automatically terminate and cease to be of any further force or effect upon payment in full of the Secured Obligations and the fulfillment of the conditions to the release of the Mortgage; PROVIDED, HOWEVER, that this Assignment shall be reinstated if at any time payment of all or any part of the Secured Obligations is rescinded or otherwise must be restored or returned by Assignee (or any entity for whom it acts) upon the insolvency, bankruptcy or reorganization of Assignor or otherwise, as though such payment had not been made. Upon such termination, Assignee shall, at Assignor's direction, execute and deliver to Assignor such instrument or instruments effective to evidence the termination of this Assignment and the reassignment to Assignor of the rights, powers and authorities granted herein, provided, however, that no such written instrument shall be required in order to make the terms hereof effective.

     Section 26. LIMITATION OF RECOURSE. In the event of non-performance by the Assignor of its obligations under this Assignment, or any part thereof, or for any claim based thereon or otherwise in respect thereof or related thereto, no recourse shall be had to (i) any assets or properties of the Assignor (or any person that controls the Assignor within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) or (ii) any Affiliate of the Assignor or any incorporators, officers, directors or employees thereof, and no judgment relating to the obligations of the Assignor under this Assignment, or any part thereof, or for any claim based thereon or otherwise in respect thereof or related thereto, shall be obtainable by the Senior Parties or the Collateral Agent against the Assignor or any other incorporator, stockholder, officer, employee or director past, present or future of the Assignor or any Affiliate of the Assignor; provided, however, that nothing contained herein shall prevent the taking of any action permitted by law against the Assignor or any of its Affiliates, or in any way affect or impair the rights of the Collateral Agent or Senior Parties to take any action permitted by law, in either case to realize upon the Collateral and, provided further, that nothing herein shall be deemed to affect the obligations of any Affiliate of the Assignor under any Transaction Document (as such terms is defined in the Indenture) to which such Affiliate is a party.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, this Assignment has been duly executed by Assignor and Assignee as of the day and year first above written.

                                  ASSIGNOR

                                  AES RED OAK, L.L.C.

                                  By: /s/ Louis J. Anatrella
                                     -------------------------------------------
                                     Name: Louis J. Anatrella
                                     Title: Vice President

                                  ASSIGNEE
                                  --------

                                  THE BANK OF NEW YORK,
                                  as Collateral Agent


                                  By: /s/ MaryBeth Lewicki
                                     ------------------------------------------
                                     Name: MaryBeth Lewicki
                                     Title: Vice President


                    [ASSIGNMENT OF LEASES, RENTS AND INCOME]

                            CORPORATE ACKNOWLEDGMENT
                            ------------------------

DISTRICT                            )
OF                                  )  ss
COLUMBIA                            )


     On this 15th of March, 2000, before me, the undersigned, a notary public in and for the District of Columbia, personally appeared Louis J. Anatnella, the Vice President of AES Red Oak, L.L.C., a Delaware limited liability company, the company named in the foregoing instrument, who, I am satisfied, is the person who signed the within instrument, and that he is such Vice President of the company, being authorized by virtue of a resolution of the company, executed the foregoing instrument by signing the name of such Company by himself as Vice President of the company and acknowledges same as his voluntary act and deed, the voluntary act and deed of said limited liability company for the purposes therein contained.

                                  Witness my hand and official seal.


                                  /s/ Regina L. Aikens          (SEAL)
                                  ------------------------------
                                  Signature:


                                  REGINA L. AIKENS
                                  NOTARY PUBLIC, DISTRICT OF COLUMBIA
                                  MY COMMISSION EXPIRES: 4-1-02

                   [ASSIGNMENT OF LEASES, RENTS AND INCOME]

                            CORPORATE ACKNOWLEDGMENT

DISTRICT                            )
OF                                  )  ss
COLUMBIA                            )


     On this 15th of March, 2000, before me, the undersigned, a notary public in and for the District of Columbia, personally appeared Mary Beth Lewicki, the Vice President of the Bank of New York, a Delaware limited liability company, the company named in the foregoing instrument, who, I am satisfied, is the person who signed the within instrument, and that he is such Vice President of the company, being authorized by virtue of a resolution of the company, executed the foregoing instrument by signing the name of such Company by himself as Vice President of the company and acknowledges same as his voluntary act and deed, the voluntary act and deed of said limited liability company of the purposes therein contained.

                                  Witness my hand and official seal.

                                  /s/ Regina L. Aikens          (SEAL)
                                  ------------------------------
                                  Signature:


                                  REGINA L. AIKENS
                                  NOTARY PUBLIC, DISTRICT OF COLUMBIA
                                  MY COMMISSION EXPIRES: 4-1-02


                THIS INSTRUMENT WAS PREPARED BY STEPHANIE RAY, ESQ.

                                    EXHIBIT A
                                    ---------

                                      SITE
                                      ----

All that tract or parcel of land and premises, situate, lying and being in the Borough of Sayreville in the County of Middlesex and State of New Jersey, more particularly described as follows:

PARCEL I (FEE)

BEGINNING at a point in the Easterly line of Raritan River Railroad right-of-way; said point being distant 719.16 feet on a course bearing of North 05 degrees 35 minutes 10 seconds East from a point of curvature of a curve having a radius of 443.3 feet; said point of beginning also being distant 259.91 feet on a course bearing of South 05 degrees 35 minutes 10 seconds West from the point of intersection formed by the Easterly right-of-way line of the Raritan River Railroad with the Southerly line of lands now or formerly owned by the Quigley Company extended Easterly from the point and place of beginning of Parcel "A" as described in Deed Book 2883 page 873 a distance of 70.00 feet on a course bearing South 85 degrees 11 minutes 00 seconds East, running thence from said beginning point:

(1) Along the Easterly line of the Raritan River Railroad North 5 degrees 35 minutes 10 seconds East a distance of 811.14 feet to a point and corner; thence

(2) South 84 degrees 24 minutes 50 seconds East a distance of 38.72 feet to a point and corner; thence

(3) North 24 degrees 50 minutes 30 seconds East a distance of 820.45 feet to a point and corner; thence

(4) North 37 degrees 30 minutes 30 seconds East a distance of 509.70 feet to a point and corner; thence

(5) North 56 degrees 20 minutes 30 seconds East a distance of 285.61 feet to a point and corner; thence

(6) North 69 degrees 20 minutes 30 seconds East a distance of 242.34 feet to a point and corner in the Westerly line of the Jersey Central Power and Light Company easement, 150 feet wide; thence

(7) Along the Westerly line of said Jersey Central Power and Light Company easement South 11 degrees 49 minutes 50 seconds East a distance of 1,163.29 feet to a point and corner; thence

(8) Continuing along the Westerly line of said Jersey Central Power and Light Company easement South 57 degrees 21 minutes 50 seconds East a distance of
     383.51 feet to a point and corner; thence

                   [ASSIGNMENT OF LEASES, RENTS AND INCOME]

(9) South 28 degrees 12 minutes 20 seconds West a distance 425.47 feet to a point and corner; thence

(10) South 28 degrees 10 minutes 30 seconds West a distance of 586.75 feet to a point and corner; thence

(11) South 05 degrees 20 minutes 30 seconds West a distance of 146.75 feet to a point and corner; thence

(12) South 82 degrees 20 minutes 30 seconds West a distance of 319.17 feet to a point and corner; thence

(13) North 85 degrees 03 minutes 10 seconds West a distance of 562.61 feet to a point of curvature; thence

(14) On the arc of a circle curving to the right having a radius of 520.00 feet an arc distance of 100.00 feet (chord bearing and distance North 79 degrees 32 minutes 37 seconds West 99.85 feet) to a point and corner; thence

(15) South 15 degrees 57 minutes 56 seconds West a distance of 60.00 feet to a point and corner; thence

(16) On the arc of a circle curving to the right having a radius of 580.00 feet an arc distance of 345.40 feet (chord bearing and distance North 56 degrees 58 minutes 27 seconds West 340.32 feet) to a point of tangency; thence

(17) North 39 degrees 54 minutes 50 seconds West a distance of 46.44 feet returning to the point and place of BEGINNING.

The above premises are commonly known as Lot 1, Block 49.01.

                   [ASSIGNMENT OF LEASES, RENTS AND INCOME]

                                    EXHIBIT B
                                    ---------

                                ACCESS EASEMENT
                                ---------------

All that tract or parcel of land and premises, situate, lying and being in the Borough of Sayreville in the County of Middlesex and State of New Jersey, more particularly described as follows:

PARCEL II (ACCESS EASEMENT)

BEGINNING at a concrete monument in the Westerly line of the Raritan River Railroad, said point being the point and place of beginning of Parcel "A" as described in Deed Book 2883 page 873 and running thence from said beginning point:

(1) North 85 degrees 11 minutes 00 seconds West a distance of 934.57 feet to a point and corner in the Easterly line of Jernees Mill Road; thence

(2) On a line parallel to and distant 44 feet measured at a right angle from the centerline of Jernees Mill Road North 11 degrees 56 minutes 50 seconds East a distance of 60.47 feet to a point; thence

(3) South 85 degrees 11 minutes 00 seconds East a distance of 927.86 feet to a point in the Westerly line of the Raritan River Railroad; thence

(4) Along the Westerly line of the Raritan River Railroad South 05 degrees 35 minutes 10 seconds West a distance of 60.00 feet returning to the point and place of BEGINNING.

                   [ASSIGNMENT OF LEASES, RENTS AND INCOME]

                                    EXHIBIT C
                                    ---------

                            SIGHT TRIANGLE EASEMENTS

All that tract or parcel of land and premises, situate, lying and being in the Borough of Sayreville in the County of Middlesex and State of New Jersey, more particularly described as follows:

PARCEL III (SIGHT TRIANGLE EASEMENTS)

EASEMENT "A"

BEGINNING at the point of intersection formed by the Easterly line of Jernees Mill Road (also known as Middlesex County Road # 3-R-18) with the Northerly line of a proposed 60 foot road as shown and delineated on a map entitled, "final subdivision Plat For: Forest View Industrial Park," dated December 1, 1988 and is about to be filed at the Office of The Middlesex County Clerk; said beginning point being distant 44 feet measured at a right angle from the centerline of Jernees Mill Road, running thence from said beginning point:

(1) Along the Easterly line of Jernees Mill Road North 11 degrees 56 minutes 50 seconds East a distance of 96.60 feet to a point; thence

(2) South 08 degrees 33 minutes 17 seconds East a distance of 98.52 feet to a point in the Northerly line of said proposed 60 foot wide road; thence

(3) Along the Northerly line of said proposed North 85 degrees 11 minutes 00 seconds West a distance of 34.78 feet returning to the point and place of BEGINNING.

EASEMENT "B"

BEGINNING at the point of intersection formed by the Easterly line of Jernees Mill Road (also known as Middlesex County Road # 3-R-18) with the Northerly line of a proposed 60 foot road as shown and delineated on a map entitled, "Final Subdivision Plat For: Forest View Industrial Park," dated December 1, 1988 and is about to be filed at the Office of The Middlesex County Clerk; said beginning point being distant 44 feet measured at a right angle from the centerline of Jernees Mill Road, running thence from said beginning point:

(1) Along the Southerly line of said proposed 60 foot wide Road South 85 degrees 11 minutes 00 seconds East a distance of 34.78 feet to a point; thence

(2) South 30 degrees 49 minutes 29 seconds West a distance of 22.26 feet to a point in the Easterly line of Jernees Mill Road; thence

(3) North 85 degrees 11 minutes 00 seconds West a distance of 27.52 feet to a point in the Easterly line of Jernees Mill Road; thence

(4) Along the Easterly line of Jernees Mill Road North 11 degrees 56 minutes 50 seconds East a distance of 20.16 feet returning to the point and place of BEGINNING.

                   [ASSIGNMENT OF LEASES, RENTS AND INCOME]

                                    EXHIBIT D

                                CONRAIL PROPERTY

                          Block 62.04, portion of Lot 5

                     See Attached Diagram (described below)


                Diagram of Survey of Conrail Utility Crossing
                       for AES Red Oak Power Plant
                          Lot 1, Block 49.01
                         Tax Map Sheet No. 23
                          by Richard M. Maser
                         Professional Engineer